Exhibit 99.1

Avnet Reports Third Quarter 2024 Financial Results

Third quarter sales of $5.7 billion and diluted EPS of $0.97

Adjusted diluted EPS of $1.10

Electronic Components operating margin of 4.1%

PHOENIX – May 1, 2024 – Avnet, Inc. (Nasdaq: AVT) today announced results for its third quarter ended March 30, 2024.

“In the third quarter, we delivered results that were in line with our expectations, amidst economic softness and lower demand in the markets we serve. I am proud of our team’s effort to deliver robust cash flow from operations as the benefits from our countercyclical balance sheet started to take effect this quarter,” said Avnet Chief Executive Officer Phil Gallagher. “Our fourth quarter outlook reflects a continuation of these market conditions. Looking ahead, our team remains focused on the things we can control – bringing value to our customer and supplier partners, reducing operating costs, improving our working capital, generating cash flows and driving shareholder return.”

Fiscal Third Quarter Key Financial Highlights:

●	Sales of $5.7 billion, compared with $6.5 billion in the prior year quarter.
●	Diluted earnings per share of $0.97, compared with $2.03 in the prior year quarter.
o	Adjusted diluted earnings per share of $1.10, compared with $2.00 in the prior year quarter.
●	Operating income margin of 3.4%, compared with 4.8% in the prior year quarter.
o	Adjusted operating income margin of 3.6%.
o	Electronic Components operating income margin of 4.1%.
o	Farnell operating income margin of 4.0%.
●	Generated nearly $500 million of cash flow from operations.
o	Trailing twelve month cash flows from operations of $650 million.
●	Returned $28 million to shareholders in dividends during the quarter.

Key Financial Metrics

($ in millions, except per share data)

Third Quarter Results (GAAP)
	Mar – 24	Mar – 23	Change Y/Y		Dec – 23	Change Q/Q
Sales	$5,653.6	$6,514.6	(13.2)%		$6,204.9	(8.9)%
Operating Income	$190.2	$313.6	(39.4)%		$236.3	(19.5)%
Operating Income Margin	3.4%	4.8%	(145)	bps	3.8%	(45)	bps
Diluted Earnings Per Share (EPS)	$0.97	$2.03	(52.2)%		$1.28	(24.2)%
Third Quarter Results (Non-GAAP)(1)
	Mar – 24	Mar – 23	Change Y/Y		Dec – 23	Change Q/Q
Adjusted Operating Income	$202.7	$314.5	(35.6)%		$242.2	(16.3)%
Adjusted Operating Income Margin	3.6%	4.8%	(124)	bps	3.9%	(31)	bps
Adjusted Diluted Earnings Per Share (EPS)	$1.10	$2.00	(45.0)%		$1.40	(21.4)%
Segment and Geographical Mix
	Mar – 24	Mar – 23	Change Y/Y		Dec – 23	Change Q/Q
Electronic Components (EC) Sales	$5,245.8	$6,059.6	(13.4)%		$5,812.1	(9.7)%
EC Operating Income Margin	4.1%	5.0%	(91)	bps	4.3%	(14)	bps
Farnell Sales	$407.8	$455.0	(10.4)%		$392.8	3.8%
Farnell Operating Income Margin	4.0%	9.0%	(499)	bps	4.0%	0	bps
Americas Sales	$1,403.4	$1,714.9	(18.2)%		$1,588.5	(11.7)%
EMEA Sales	$2,053.1	$2,393.4	(14.2)%		$2,113.6	(2.9)%
Asia Sales	$2,197.1	$2,406.3	(8.7)%		$2,502.8	(12.2)%

(1)	A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the “Non-GAAP Financial Information” section of this press release.

Outlook for the Fourth Quarter of Fiscal 2024 Ending on June 29, 2024

	Guidance Range	Midpoint
Sales	$5.20B – $5.50B	$5.35B
Diluted EPS (1)	$0.90 – $1.00	$0.95

(1)	A reconciliation of non-GAAP guidance to GAAP guidance is presented in the “Non-GAAP Financial Information” section of this press release.

The above guidance implies a sequential sales decline of 3% to 8% and assumes below seasonal changes in sales across all regions.

The above guidance also excludes restructuring, integration and other expenses, foreign currency gains and losses, and certain income tax adjustments. The above guidance assumes similar interest expense to the third quarter and an effective tax rate of between 22% and 26%. The above guidance assumes 91 million average diluted shares outstanding and average currency exchange rates as shown in the table below:

	Q4 Fiscal
	2024	Q3 Fiscal	Q4 Fiscal
	Guidance	2024	2023
Euro to U.S. Dollar	$1.07	$1.09	$1.09
GBP to U.S. Dollar	$1.24	$1.27	$1.25

Today’s Conference Call and Webcast Details

Avnet will host a conference call and webcast today at 9:00 a.m. PT / Noon ET to discuss its financial results, provide a business update and answer questions.

●	Live conference call: 877-407-8112 (domestic) or 201-689-8840 (international)
●	Conference call replay available through May 8, 2024: 877-660-6853 or 201-612-7415 and using Conference ID: 13745576
●	Live and archived webcast can be accessed via Avnet’s Investor Relations web page at: https://ir.avnet.com

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations, and business of the Company. You can find many of these statements by looking for words like “believes,” “projected”, “plans,” “expects,” “anticipates,” “should,” “will,” “may,” “estimates,” or similar expressions. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. The following important factors, in addition to those discussed elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, could affect the Company’s future results of operations, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: geopolitical events and military conflicts; pandemics and other health-related crises; competitive pressures among distributors of electronic components; an industry down-cycle in semiconductors, including supply shortages; relationships with key suppliers and allocations of products by suppliers, including increased non-cancellable/non-returnable orders; accounts receivable defaults; risks relating to the Company’s international sales and operations, including risks relating to repatriating cash, foreign currency fluctuations, inflation, duties and taxes, sanctions and trade restrictions, and compliance with international and U.S. laws; risks relating to acquisitions, divestitures, and investments; adverse effects on the Company’s supply chain, operations of its distribution centers, shipping costs, third-party service providers, customers, and suppliers, including as a result of issues caused by military conflicts, terrorist attacks, natural and weather-related disasters, pandemics and health related crises, warehouse modernization, and relocation efforts; risks related to cyber security attacks, other privacy and security incidents, and information systems failures, including related to current or future implementations, integrations, and upgrades; general economic and business conditions (domestic, foreign, and global) affecting the Company’s operations and financial performance and, indirectly, the Company’s credit ratings, debt covenant compliance, liquidity, and access to financing; constraints on employee retention and hiring; and legislative or regulatory changes.

Any forward-looking statement speaks only as of the date on which that statement is made. Except as required by law, the Company assumes no obligation to update any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made.

About Avnet

As a leading global technology distributor and solutions provider, Avnet has served customers’ evolving needs for more than a century. Decade after decade, Avnet helps its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com. (AVT_IR)

Investor Relations Contact

InvestorRelations@Avnet.com

Media Relations Contact

Jeanne Forbis, 480-643-7499

Jeanne.Forbis@Avnet.com

AVNET, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Third Quarters Ended		Nine Months Ended
	March 30,	April 1,	March 30,	April 1,
	2024	2023	2024	2023

	(Thousands, except per share data)
Sales	$5,653,591	$6,514,619	$18,194,153	$19,982,273
Cost of sales	4,984,318	5,702,771	16,070,591	17,618,151
Gross profit	669,273	811,848	2,123,562	2,364,122
Selling, general and administrative expenses	467,275	498,219	1,419,253	1,460,984
Restructuring, integration and other expenses	11,847	—	24,132	—
Operating income	190,151	313,629	680,177	903,138
Other (expense) income, net	(14,707)	1,653	(17,144)	3,452
Interest and other financing expenses, net	(73,496)	(71,695)	(218,593)	(175,813)
Gain on legal settlements and other	—	—	86,499	61,705
Income before taxes	101,948	243,587	530,939	792,482
Income tax expense	13,114	56,161	114,906	176,910
Net income	$88,834	$187,426	$416,033	$615,572

Earnings per share:
Basic	$0.98	$2.05	$4.59	$6.67
Diluted	$0.97	$2.03	$4.52	$6.58

Shares used to compute earnings per share:
Basic	90,430	91,436	90,726	92,226
Diluted	91,256	92,456	92,075	93,616
Cash dividends paid per common share	$0.31	$0.29	$0.93	$0.87

AVNET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 30,	July 1,
	2024	2023

	(Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$218,473	$288,230
Receivables	4,315,063	4,763,788
Inventories	5,751,872	5,465,031
Prepaid and other current assets	200,428	233,804
Total current assets	10,485,836	10,750,853
Property, plant and equipment, net	561,560	441,557
Goodwill	780,506	780,629
Operating lease assets	219,572	221,698
Other assets	277,763	282,422
Total assets	$12,325,237	$12,477,159

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$548,519	$70,636
Accounts payable	3,324,043	3,373,820
Accrued expenses and other	565,047	753,130
Short-term operating lease liabilities	55,063	51,792
Total current liabilities	4,492,672	4,249,378
Long-term debt	2,406,421	2,988,029
Long-term operating lease liabilities	183,427	190,621
Other liabilities	253,620	297,462
Total liabilities	7,336,140	7,725,490
Shareholders’ equity	4,989,097	4,751,669
Total liabilities and shareholders’ equity	$12,325,237	$12,477,159

AVNET, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	March 30, 2024	April 1, 2023

	(Thousands)
Cash flows from operating activities:
Net income	$416,033	$615,572

Non-cash and other reconciling items:
Depreciation and amortization	64,151	65,039
Amortization of operating lease assets	40,181	39,962
Deferred income taxes	12,895	(11,053)
Stock-based compensation	27,150	30,057
Other, net	7,932	7,986
Changes in (net of effects from businesses acquired and divested):
Receivables	424,437	(320,097)
Inventories	(311,104)	(1,033,381)
Accounts payable	(23,247)	(331,352)
Accrued expenses and other, net	(242,698)	(10,974)
Net cash flows provided by (used for) operating activities	415,730	(948,241)

Cash flows from financing activities:
Issuance of notes, net of discounts	—	498,615
Borrowings (repayments) under accounts receivable securitization, net	(80,100)	261,000
Borrowings under senior unsecured credit facility, net	(49,057)	763,991
Borrowings (repayments) under bank credit facilities and other debt, net	22,884	(90,256)
Repurchases of common stock	(86,027)	(221,282)
Dividends paid on common stock	(84,154)	(79,807)
Other, net	(8,033)	(9,814)
Net cash flows (used for) provided by financing activities	(284,487)	1,122,447

Cash flows from investing activities:
Purchases of property, plant and equipment	(200,210)	(137,804)
Other, net	629	(16,326)
Net cash flows used for investing activities	(199,581)	(154,130)

Effect of currency exchange rate changes on cash and cash equivalents	(1,419)	12,168
Cash and cash equivalents:
— (decrease) increase	(69,757)	32,244
— at beginning of period	288,230	153,693
— at end of period	$218,473	$185,937

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted other income (expense), (iii) adjusted income before income taxes, (iv) adjusted income tax expense (benefit), and (v) adjusted diluted earnings per share.

There are also references to the impact of foreign currency in the discussion of the Company’s results of operations. When the U.S. Dollar strengthens and the stronger exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is a decrease in U.S. Dollars of reported results. Conversely, when the U.S. Dollar weakens and the weaker exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is an increase in U.S. Dollars of reported results. In the discussion of the Company’s results of operations, results excluding this impact are referred to as “constant currency.” Management believes sales in constant currency is a useful measure for evaluating current period performance as compared with prior periods and for understanding underlying trends. In order to determine the translation impact of changes in foreign currency exchange rates on sales, income or expense items for subsidiaries reporting in currencies other than the U.S. Dollar, the Company adjusts the average exchange rates used in current periods to be consistent with the average exchange rates in effect during the comparative period.

Management believes that operating income adjusted for restructuring, integration and other expenses, and amortization of acquired intangible assets, is a useful measure to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in most cases, for measuring performance for compensation purposes. Management measures operating income for its reportable segments excluding restructuring, integration and other expenses, and amortization of acquired intangible assets and other.

Management also believes income tax expense (benefit), net income and diluted earnings per share adjusted for the impact of the items described above, gain on legal settlements and other, foreign currency gains and losses and certain items impacting income tax expense (benefit) are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Adjustments to income tax expense (benefit) and the effective income tax rate include the effect of changes in tax laws, certain changes in valuation allowances and unrecognized tax benefits, income tax audit settlements and adjustments to effective tax rate based upon the expected long-term adjusted effective tax rate. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes net income and diluted earnings per share excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Additional non-GAAP metrics management uses are adjusted operating income margin, which is defined as adjusted operating income divided by sales and the adjusted effective income tax rate, which is defined as adjusted income tax expense divided by adjusted income before income taxes.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP.

	Fiscal	Quarters Ended
	Year to Date	March 30,	December 30,	September 30,
	2024*	2024*	2023	2023

	($ in thousands, except per share amounts)
GAAP operating income	$680,177	$190,151	$236,257	$253,769
Restructuring, integration and other expenses	24,132	11,847	5,235	7,051
Amortization of intangible assets	2,301	712	712	878
Adjusted operating income	706,610	202,710	242,204	261,698

GAAP other (expense) income, net	$(17,144)	$(14,707)	$(8,397)	$5,960
Foreign currency loss (gain) and other, net	27,050	17,850	9,200	—
Adjusted other (expense) income, net	9,906	3,143	803	5,960

GAAP income before income taxes	$530,939	$101,948	$153,558	$275,432
Restructuring, integration and other expenses	24,132	11,847	5,235	7,051
Amortization of intangible assets	2,301	712	712	878
Foreign currency loss (gain) and other, net	27,050	17,850	9,200	—
Gain on legal settlements and other	(86,499)	—	—	(86,499)
Adjusted income before income taxes	497,923	132,357	168,705	196,862

GAAP income tax expense	$114,906	$13,114	$35,627	$66,164
Restructuring, integration and other expenses	5,749	2,772	1,274	1,703
Amortization of intangible assets	515	156	156	203
Foreign currency loss (gain) and other, net	7,285	5,251	2,034	—
Gain on legal settlements and other	(20,434)	—	—	(20,434)
Income tax expense items, net	11,481	10,472	1,399	(390)
Adjusted income tax expense	119,502	31,765	40,490	47,246

GAAP net income	$416,033	$88,834	$117,931	$209,268
Restructuring, integration and other expenses (net of tax)	18,383	9,075	3,961	5,348
Amortization of intangible assets (net of tax)	1,786	556	556	675
Foreign currency loss (gain) and other, net (net of tax)	19,765	12,599	7,166	—
Gain on legal settlements and other (net of tax)	(66,065)	—	—	(66,065)
Income tax expense items, net	(11,481)	(10,472)	(1,399)	390
Adjusted net income	378,421	100,592	128,215	149,616

GAAP diluted earnings per share	$4.52	$0.97	$1.28	$2.25
Restructuring, integration and other expenses (net of tax)	0.20	0.10	0.04	0.06
Amortization of intangible assets (net of tax)	0.02	0.01	0.01	0.01
Foreign currency loss (gain) and other, net (net of tax)	0.21	0.14	0.08	—
Gain on legal settlements and other (net of tax)	(0.72)	—	—	(0.71)
Income tax expense items, net	(0.12)	(0.11)	(0.01)	0.00
Adjusted diluted EPS	4.11	1.10	1.40	1.61

* May not foot/cross foot due to rounding.

		Quarters Ended
	Fiscal Year	July 1,	April 1,	December 31,	October 1,
	2023*	2023*	2023	2022	2022

	($ in thousands, except per share amounts)
GAAP operating income	$1,186,800	$283,662	$313,629	$298,973	$290,537
Restructuring, integration and other expenses	28,038	28,038	—	—	—
Amortization of intangible assets	6,053	878	876	1,541	2,759
Adjusted operating income	1,220,891	312,578	314,505	300,514	293,296

GAAP income before income taxes	$982,876	$190,393	$243,587	$303,134	$245,762
Restructuring, integration and other expenses	28,038	28,038	—	—	—
Amortization of intangible assets	6,053	878	876	1,541	2,759
Gain on legal settlements and other	(37,037)	24,669	—	(61,705)	—
Adjusted income before income taxes	979,931	243,978	244,463	242,970	248,521

GAAP income tax expense	$212,048	$35,138	$56,161	$59,248	$61,501
Restructuring, integration and other expenses	6,007	6,007	—	—	—
Amortization of intangible assets	1,360	207	203	345	605
Gain on legal settlements and other	(8,711)	5,828	—	(14,539)	—
Income tax expense items, net	16,453	5,583	3,529	12,287	(4,946)
Adjusted income tax expense	227,157	52,763	59,893	57,341	57,160

GAAP net income	$770,828	$155,255	$187,426	$243,886	$184,261
Restructuring, integration and other expenses (net of tax)	22,031	22,031	—	—	—
Amortization of intangible assets (net of tax)	4,693	671	673	1,196	2,154
Gain on legal settlements and other (net of tax)	(28,326)	18,841	—	(47,166)	—
Income tax expense items, net	(16,453)	(5,583)	(3,529)	(12,287)	4,946
Adjusted net income	752,774	191,215	184,570	185,629	191,361

GAAP diluted earnings per share	$8.26	$1.68	$2.03	$2.63	$1.93
Restructuring, integration and other expenses (net of tax)	0.24	0.24	—	—	—
Amortization of intangible assets (net of tax)	0.05	0.01	0.01	0.01	0.02
Gain on legal settlements and other (net of tax)	(0.31)	0.20	—	(0.51)	—
Income tax expense items, net	(0.18)	(0.06)	(0.04)	(0.13)	0.05
Adjusted diluted EPS	8.06	2.06	2.00	2.00	2.00

* May not foot/cross foot due to rounding.

Sales in Constant Currency

The following table presents reported sales growth rates and sales growth rates in constant currency for the third quarter and first nine months of fiscal 2024 compared to the third quarter and first nine months of fiscal 2023.

	Quarter Ended				Nine Months Ended
	March 30, 2024				March 30, 2024
		Sales		Sales		Sales
		Year-Year %		Sequential %		Year-Year %
	Sales	Change in	Sales	Change in	Sales	Change in
	Year-Year	Constant	Sequential	Constant	Year-Year	Constant
	% Change	Currency	% Change	Currency	% Change	Currency
Avnet	(13.2)%	(13.0)%	(8.9)%	(9.3)%	(9.0)%	(9.8)%
Avnet by region
Americas	(18.2)%	(18.2)%	(11.7)%	(11.7)%	(10.0)%	(10.0)%
EMEA	(14.2)	(15.1)	(2.9)	(3.9)	(4.5)	(8.1)
Asia	(8.7)	(7.2)	(12.2)	(12.2)	(12.0)	(11.0)
Avnet by segment
EC	(13.4)%	(13.1)%	(9.7)%	(10.1)%	(9.2)%	(10.0)%
Farnell	(10.4)	(11.2)	3.8	2.9	(5.2)	(7.2)

Historical Segment Financial Information

		Quarters Ended
	Fiscal	Third Quarter	Second Quarter	First Quarter
	Year to Date	March 30,	December 30,	September 30,
	2024*	2024	2023	2023

	($ in millions)
Sales:
Electronic Components	$16,972.3	$5,245.8	$5,812.1	$5,914.4
Farnell	1,221.9	407.8	392.8	421.2
Avnet sales	$18,194.2	$5,653.6	$6,204.9	$6,335.6

Operating income:
Electronic Components	$737.5	$216.9	$247.9	$272.8
Farnell	49.7	16.3	15.7	17.7
	787.2	233.2	263.6	290.5
Corporate expenses	(80.6)	(30.5)	(21.4)	(28.7)
Restructuring, integration and other expenses	(24.1)	(11.8)	(5.2)	(7.1)
Amortization of acquired intangible assets	(2.3)	(0.7)	(0.7)	(0.9)
Avnet operating income	$680.2	$190.2	$236.3	$253.8

Sales by geographic area:
Americas	$4,565.4	$1,403.4	$1,588.5	$1,573.5
EMEA	6,474.7	2,053.1	2,113.6	2,308.0
Asia	7,154.1	2,197.1	2,502.8	2,454.1
Avnet sales	$18,194.2	$5,653.6	$6,204.9	$6,335.6

* May not foot/cross foot due to rounding.

		Quarters Ended
	Fiscal	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Year	July 1,	April 1,	December 31,	October 1,
	2023*	2023*	2023	2022	2022

	($ in millions)
Sales:
Electronic Components	$24,802.6	$6,109.2	$6,059.6	$6,309.5	$6,324.2
Farnell	1,734.3	445.4	455.0	408.0	425.9
Avnet sales	$26,536.9	$6,554.6	$6,514.6	$6,717.5	$6,750.1

Operating income:
Electronic Components	$1,179.6	$310.4	$305.2	$296.7	$267.3
Farnell	165.5	36.1	40.9	36.9	51.6
	1,345.1	346.5	346.1	333.6	318.9
Corporate expenses	(124.2)	(33.9)	(31.6)	(33.1)	(25.6)
Restructuring, integration and other expenses	(28.0)	(28.0)	—	—	—
Amortization of acquired intangible assets	(6.1)	(0.9)	(0.9)	(1.5)	(2.8)
Avnet operating income	$1,186.8	$283.7	$313.6	$299.0	$290.5

Sales by geographic area:
Americas	$6,807.7	$1,732.7	$1,714.9	$1,681.2	$1,678.9
EMEA	9,229.4	2,450.6	2,393.4	2,255.9	2,129.5
Asia	10,499.8	2,371.3	2,406.3	2,780.4	2,941.7
Avnet sales	$26,536.9	$6,554.6	$6,514.6	$6,717.5	$6,750.1

* May not foot/cross foot due to rounding.

Guidance Reconciliation

The following table presents the reconciliation of non-GAAP adjusted diluted earnings per share guidance to the expected GAAP diluted earnings per share guidance for the fourth quarter of fiscal 2024.

	Low End of	High End of
	Guidance Range	Guidance Range

Adjusted diluted earnings per share guidance	$0.90	$1.00
Restructuring, integration and other expenses (net of tax)	(0.10)	(0.15)
GAAP diluted earnings per share guidance	$0.80	$0.85